EXHIBIT 99.2

Cross Country Healthcare, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial information is based upon the historical financial statements of Cross Country Healthcare, Inc. and its consolidated subsidiaries (“the Company”), adjusted to reflect the  disposition of its clinical trial services staffing business segment as described in Item 2.01.

The following unaudited pro forma condensed consolidated information of the Company should be read in conjunction with the accompanying notes and with the historical consolidated financial statements of the Company and the related notes thereto included in previous filings with the Securities and Exchange Commission.  The unaudited pro forma condensed consolidated statements of operations give effect to the disposition by removing the results from the clinical trial services business as if the disposition had occurred as of January 1, 2009 and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial information.  The unaudited pro forma condensed consolidated balance sheet reflects the disposition of the clinical trial services segment as if it occurred on September 30, 2012. The pro forma adjustments are based on the best information available and assumptions that management believes are factually supportable.

The unaudited pro forma condensed consolidated information is presented for illustrative and informational purposes only and does not purport to represent the Company’s consolidated results of operations or financial position that actually would have taken place if the transaction had occurred on such dates.  In addition, future results may vary significantly from the results reflected in such statements.  For example, this financial information does not reflect any potential earnings or other impacts from the use of the proceeds from the disposition or cost reductions of previously allocated corporate costs and potential subsequent restructuring charges.

CROSS COUNTRY HEALTHCARE, INC.
Pro Forma Condensed Consolidated Balance Sheet as of
 September 30, 2012
(Unaudited, in thousands)

		Pro Forma Adjustments
	Historical as Reported (a)	Clinical Trial Services Business Disposition (b)		Sale-Related Pro Forma Adjustments (c)	Pro Forma Totals
Assets
Current assets:
Cash and cash equivalents	$4,832	$(1,037)		$13,174	$16,969
Short-term cash investments	2,693	-		-	2,693
Accounts receivable, less allowance for doubtful accounts	76,186	(12,141)		-	64,045
Deferred tax assets	11,952	7,218	(f)	935 (e)	20,105
Income taxes receivable	1,841	1		-	1,842
Prepaid expenses	6,876	(570)		-	6,306
Debt issuance costs, net of accumulated amortization	1,604	-		(332)	1,272
Other current assets	731	(6)		-	725
Total current assets	106,715	(6,535)		13,777	113,957
Property and equipment, net of accumulated depreciation and amortization	9,399	(453)		-	8,946
Trademarks, net	50,680	(1,979)		-	48,701
Goodwill, net	102,788	(40,076)		-	62,712
Other identifiable intangible assets, net	18,792	(3,734)		-	15,058
Non-current deferred tax assets	12,500	87	(f)	-	12,587
Other long-term assets	464	(42)		-	422
Total assets	$301,338	$(52,732)		$13,777	$262,383

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued expenses	$10,381	$(888)		$757	$10,250
Accrued compensation and benefits	17,839	(1,664)		-	16,175
Current portion of long-term debt	34,275	-		(34,063)	212
Other current liabilities	5,864	(1,171)		-	4,693
Total current liabilities	68,359	(3,723)		(33,306)	31,330
Long-term debt	231	-		-	231
Other long-term liabilities	14,560	(16)		-	14,544
Total liabilities	83,150	(3,739)		(33,306)	46,105
Commitments and contingencies
Stockholders' equity:
Common stock	3	-		-	3
Additional paid-in-capital	244,277	-		-	244,277
Accumulated other comprehensive loss	(2,904)	2,298	(e)	-	(606)
(Accumulated deficit) Retained earnings	(23,188)	(51,291	)(e)	47,083	(27,396)
Total stockholders' equity	218,188	(48,993)		47,083	216,278
Total liabilities and stockholders' equity	$301,338	$(52,732)		$13,777	$262,383

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated balance sheet.

CROSS COUNTRY HEALTHCARE, INC.
Pro Forma Condensed Consolidated Statement of Operations For The Nine Months Ended
 September 30, 2012
(Unaudited, in thousands except per share data)

	Historical as Reported (a)	Clinical Trial Services Business Disposition (d)	Pro Forma Totals

Revenue from services	$382,067	$(51,163)	$330,904
Operating expenses:
Direct operating expenses	284,825	(37,562)	247,263
Selling, general and administrative expenses	91,448	(9,087)	82,361
Bad debt expense	648	(56)	592
Depreciation	4,372	(574)	3,798
Amortization	2,440	(742)	1,698
Impairment charges	42,232	(23,500)	18,732
Total operating expenses	425,965	(71,521)	354,444
(Loss) income from operations	(43,898)	20,358	(23,540)
Other (income) expenses:
Foreign exchange loss (gain)	32	(29)	3
Interest expense	1,634	-	1,634
Debt financing costs	273	-	273
Loss on modification of debt	82	-	82
Other (income) expense, net	79	(40)	39
(Loss) income from continuing operations before income taxes	(45,998)	20,427	(25,571)
Income tax (benefit) expense	(13,310)	5,245	(8,065)
Net (loss) income from continuing operations	$(32,688)	$15,182	$(17,506)

Net (loss) income from continuing operations per common share - basic	$(1.06)		$(0.57)

Net (loss) income from continuing operations per common share - diluted	$(1.06)		$(0.57)

Weighted average shares outstanding - basic	30,823		30,823

Weighted average shares outstanding - diluted	30,823		30,823

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

CROSS COUNTRY HEALTHCARE, INC.
Pro Forma Condensed Consolidated Statement of Operations For The Nine Months Ended
September 30, 2011
(Unaudited, in thousands except per share data)

	Historical as Reported (a)	Clinical Trial Services Business Disposition (d)	Pro Forma Totals

Revenue from services	$379,257	$(48,870)	$330,387
Operating expenses:
Direct operating expenses	275,929	(34,780)	241,149
Selling, general and administrative expenses	87,407	(9,018)	78,389
Bad debt expense	235	10	245
Depreciation	5,193	(623)	4,570
Amortization	2,675	(847)	1,828
Impairment charges	-	-	-
Total operating expenses	371,439	(45,258)	326,181
Income (loss) from operations	7,818	(3,612)	4,206
Other (income) expenses:
Foreign exchange (gain) loss	(125)	(15)	(140)
Interest expense	2,180	-	2,180
Debt financing costs	-	-	-
Loss on modification of debt	-	-	-
Other (income) expense, net	(228)	-	(228)
Income (loss) from continuing operations before income taxes	5,991	(3,597)	2,394
Income tax expense (benefit)	2,425	(1,833)	592
Net income (loss) from continuing operations	$3,566	$(1,764)	$1,802

Net income (loss) from continuing operations per common share - basic	$0.11		$0.06

Net income (loss) from continuing operations per common share - diluted	$0.11		$0.06

Weighted average shares outstanding - basic	31,159		31,159
Incremental common stock for stock-based compensation	58		58
Weighted average shares outstanding - diluted	31,217		31,217

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

CROSS COUNTRY HEALTHCARE, INC.
Pro Forma Consolidated Statement of Operations For The Year Ended
December 31, 2011
(Unaudited)

	Historical as Reported (a)	Clinical Trial Services Business Disposition (d)	Pro Forma Totals

Revenue from services	$503,986,224	$(64,608,764)	$439,377,460
Operating expenses:
Direct operating expenses	366,044,323	(46,055,594)	319,988,729
Selling, general and administrative expenses	116,538,077	(11,993,961)	104,544,116
Bad debt expense	578,805	(4,348)	574,457
Depreciation	6,790,677	(825,675)	5,965,002
Amortization	3,493,408	(1,099,686)	2,393,722
Total operating expenses	493,445,290	(59,979,264)	433,466,026
Income (loss) from operations	10,540,934	(4,629,500)	5,911,434
Other (income) expenses:
Foreign exchange (gain) loss	(247,155)	(16,812)	(263,967)
Interest expense	2,856,109	(66)	2,856,043
Other (income) expense, net	(298,366)	638	(297,728)
Income (loss) from continuing operations before income taxes	8,230,346	(4,613,260)	3,617,086
Income tax expense (benefit)	4,132,497	(2,100,879)	2,031,618
Net income (loss) from continuing operations	$4,097,849	$(2,512,381)	$1,585,468

Net income (loss) from continuing operations per common share - basic	$0.13		$0.05

Net income (loss) from continuing operations per common share - diluted	$0.13		$0.05

Weighted average shares outstanding - basic	31,146,165		31,146,165
Incremental common stock for stock-based compensation	45,851		45,851
Weighted average shares outstanding - diluted	31,192,016		31,192,016

The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations.

CROSS COUNTRY HEALTHCARE, INC.
Pro Forma Consolidated Statement of Operations For The Year Ended December 31, 2010
(Unaudited)

	Historical as Reported (a)	Clinical Trial Services Business Disposition (d)	Pro Forma Totals

Revenue from services	$468,561,524	$(61,957,285)	$406,604,239
Operating expenses:
Direct operating expenses	336,250,100	(43,916,591)	292,333,509
Selling, general and administrative expenses	108,983,689	(11,604,709)	97,378,980
Bad debt expense	293,795	(45,669)	248,126
Depreciation	8,043,548	(921,836)	7,121,712
Amortization	3,850,867	(1,283,063)	2,567,804
Impairment charges	10,764,000	-	10,764,000
Total operating expenses	468,185,999	(57,771,868)	410,414,131
Income (loss) from operations	375,525	(4,185,417)	(3,809,892)
Other (income) expenses:
Foreign exchange loss (gain)	75,543	(7,680)	67,863
Interest expense	4,244,698	(774)	4,243,924
Other (income) expense, net	(173,116)	1,171	(171,945)
Loss from continuing operations before income taxes	(3,771,600)	(4,178,134)	(7,949,734)
Income tax (benefit)	(996,737)	(1,637,411)	(2,634,148)
Net loss from continuing operations	$(2,774,863)	$(2,540,723)	$(5,315,586)

Net loss from continuing operations per common share - basic	$(0.09)		$(0.17)

Net loss from continuing operations per common share - diluted	$(0.09)		$(0.17)

Weighted average shares outstanding - basic	31,060,426		31,060,426

Weighted average shares outstanding - diluted	31,060,426		31,060,426

The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations.

CROSS COUNTRY HEALTHCARE, INC.
Pro Forma Consolidated Statement of Operations For The Year Ended December 31, 2009
(Unaudited)

	Historical as Reported (a)	Clinical Trial Services Business Disposition (d)	Pro Forma Totals

Revenue from services	$578,237,482	$(71,678,635)	$506,558,847
Operating expenses:
Direct operating expenses	424,983,996	(50,941,206)	374,042,790
Selling, general and administrative expenses	120,689,867	(13,815,399)	106,874,468
Bad debt expense	-	107,251	107,251
Depreciation	8,773,088	(1,059,865)	7,713,223
Amortization	4,017,968	(1,316,831)	2,701,137
Impairment charges	1,725,926	(1,725,926)	-
Legal settlement charge	345,000	-	345,000
Total operating expenses	560,535,845	(68,751,976)	491,783,869
Income (loss) from operations	17,701,637	(2,926,659)	14,774,978
Other (income) expenses:
Foreign exchange loss (gain)	66,433	(5,481)	60,952
Interest expense	6,244,831	(2,337)	6,242,494
Other (income) expense, net	(264,311)	195,476	(68,835)
Income (loss) from continuing operations before income taxes	11,654,684	(3,114,317)	8,540,367
Income tax expense (benefit)	4,960,376	(1,279,360)	3,681,016
Net income (loss) from continuing operations	$6,694,308	$(1,834,957)	$4,859,351

Net income (loss) from continuing operations per common share - basic	$0.22		$0.16

Net income (loss) from continuing operations per common share - diluted	$0.22		$0.16

Weighted average shares outstanding - basic	30,824,660		30,824,660
Incremental common stock for stock-based compensation	174,786		174,786
Weighted average shares outstanding - diluted	30,999,446		30,999,446

The accompanying notes are an integral part of the unaudited pro forma consolidated statement of operations.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and 2011, and Unaudited Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 2011, 2010 and 2009

(a)
Represents the unaudited historical financial information as reported in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2012 and historical consolidated financial information which was derived from the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents material adjustments to reflect the sale of the clinical trial services business completed subsequent to September 30, 2012, represented in the balance sheet as of September 30, 2012, as if the transaction had occurred as of September 30, 2012.

(c)
The sale price of the clinical trial services business was an aggregate of $52,000,000 in cash, subject to certain adjustments for which a $3,750,000 indemnification escrow has been established from the cash proceeds, plus an earn-out of up to $3,750,000 related to certain performance-based milestones.  Represents net up-front proceeds from the sale of the clinical trial services business, less estimated cost to sell as well as the debt repayment including debt issuance cost write-off as required under the then-existing credit agreement, are as follows.

Up-front proceeds	$52,000,000
Less indemnification escrow	(3,750,000)
Less adjustment to net working capital	(387,757)
Less completion bonuses paid	(626,085)
$47,236,158
Less debt payoff	(34,062,500)
Net up-front proceeds	$13,173,658

(d)
Represents material adjustments to remove the historical operations of the clinical trial services business represented in the statements of operations for the nine months ended September 30, 2012 and 2011 and for the years ended December 31, 2011, 2010 and 2009, as applicable, as if the transaction had occurred as of January 1, 2009.

(e)	The pro forma loss on the sale of the clinical trial services business as of September 30, 2012 was calculated as follows:

Net proceeds	$47,236,158
Less accrued estimated cost to sell	(756,592)
Less net book value including cumulative translation loss	(48,992,407)
Pretax Loss on sale	$(2,512,841)
Tax benefit on loss	935,746
Loss on sale	$(1,577,096)

This loss does not include any potential impairment that may arise as a result of our annual impairment testing as of December 31, 2012. The actual gain (loss) will be determined as of the closing date, February 15, 2013, and could be materially different from this hypothetical loss.

(f)
We calculated the pro forma effective tax rate by excluding the clinical trial services business’ activity from the historical tax provision calculations. The tax rate used for the clinical trial services business disposition adjustment was the difference between the pro forma calculated rate and the historical rate. Overhead charges originally allocated to discontinued operations were reallocated to continuing operations.  The applicable effective federal, state and international tax rates were then applied to the resulting income (loss) from continuing operations to determine the tax on continuing operations.  The tax rate applied to the hypothetical loss on the sale represents the statutory rate applied to the gain or loss at the selling entity level. The effective tax rates for the clinical trial services business were as follows:

Year ended December 31, 2009	41.08%
Year ended December 31, 2010	39.19%
Nine months ended September 30, 2011	50.97%
Year ended December 31, 2011	45.54%
Nine months ended September 30, 2012	25.68%